UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2004

 J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2004, relating to the
   J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
                   Pass-Through Certificates, Series 2004-C3)
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             (Exact name of registrant as specified in its charter)

          New York                    333-118975-01              13-3789046
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

270 Park Avenue
New York, New York                         10167
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 834-9280


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3. On December 29, 2004, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as master servicer, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and JPMorgan Chase Bank, National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C3 (the "Certificates"), issued in twenty-seven classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-J, Class X-2, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of December 29, 2004 of $1,206,898,000, were sold to J.P. Morgan Securities Inc., Nomura Securities International, Inc., Deutsche Bank Securities Inc. and PNC Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of December 16, 2004, between the Company and J.P. Morgan Securities Inc., for itself and as representative of the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

(EX-4) Pooling and Servicing Agreement, dated as of December 1, 2004, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Midland Loan Services, Inc., J.E. Robert Company, Inc., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, National Association.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2005

                                        J.P. MORGAN CHASE COMMERCIAL
                                        MORTGAGE SECURITIES CORP.


                                        By:    /s/ Mark Levine
                                               ---------------------------------
                                        Name:  Mark Levine
                                        Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing Agreement,                E
                        dated as of December 1, 2004, among
                        J.P. Morgan Chase Commercial
                        Mortgage Securities Corp., Midland
                        Loan Services, Inc., J.E. Robert
                        Company, Inc., Wells Fargo Bank,
                        N.A. and JPMorgan Chase Bank,
                        National Association.